Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes on our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with financial covenants in our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary employees to fulfill the needs of our customers; 9) our ability to successfully complete and integrate acquisitions that we may make; and 10) other risks described in our filings with the Securities and Exchange Commission, including our most recent Form 10-K and Form 10-Q filings. Use of estimates and forecasts: Any references made to 2013 and 2014 are based on management guidance issued Oct. 23, 2013, and are included for informational purposes only and are not an update or reaffirmation. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our 10-K and 10-Q filings. Q3 2013 Earnings Results | Oct. 23, 2013 | page 2 FORWARD-LOOKING STATEMENT

Q3 2013 HIGHLIGHTS • Revenue growth of 19 percent* – Solid monthly revenue trends – Slower start to some energy projects but go-forward energy demand remains strong • Growth across most industries and locations • Continued growth in construction • Favorable gross margin impact from disciplined management * MDT was acquired in the second week of February 2013. Due to the consolidation of MDT branches into existing branches, and merging customers and workforces, acquisition growth trends cannot be segregated and accurately calculated. Q3 2013 Earnings Results | Oct. 23, 2013 | page 3

Q3 2013 HIGHLIGHTS Dollar amounts in millions. Certain amounts may not sum or recalculate due to rounding. Q-3 2013 Q-3 2012 Change Revenue $ 451 $ 379 19% Gross profit $ 124 $ 105 17% % of Revenue 27.4% 27.7% SG&A expense $ 91 $ 78 17% % of Revenue 20.1% 20.5% EBITDA* $ 33 $ 28 19% % of Revenue 7.3% 7.3% Adjusted EBITDA* $ 33 $ 28 21% % of Revenue 7.4% 7.3% * EBITDA and Adjusted EBITDA are non-GAAP terms. See the Q3 2013 Operating Income to EBITDA and Adjusted EBITDA Reconciliation slide. Q3 2013 Earnings Results | Oct. 23, 2013 | page 4

REVENUE TRENDS -5% 5% 15% 25% Q-4 '12 Q-1 '13** Q-2 '13** Q-3 '13**0% 10% 20% 30% July** Aug.** Sept.** * All calculations based on comparison to same period a year ago. **MDT was acquired in the second week of February 2013. Due to the consolidation of MDT branches into existing branches, and merging customers and workforces, acquisition growth trends cannot be segregated and accurately calculated. Monthly Trends Revenue Growth %* Q3 2013 Earnings Results | Oct. 23, 2013 | page 5 Quarterly Trends

GROSS MARGIN BRIDGE 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% Q3 2012 MDT Acquisition* Sales Mix Operational Management / Other Q3 2013 27.7% 27.4% (1.0%) +0.5% +0.2% * Due to the consolidation of MDT branches into existing branches, and merging customers and workforces, the gross margin impact cannot be segregated and accurately calculated. Amounts listed represent management’s best estimate. Q3 2013 Earnings Results | Oct. 23, 2013 | page 6

$0 $20 $40 $60 $80 $100 Q3 2012 MDT Operations* Variable and Other Costs Q3 2013 +$10M $78M $91M +$3M SG&A BRIDGE * Due to the consolidation of MDT branches into existing branches, and merging customers and workforces, SG&A costs cannot be segregated and accurately calculated. Amounts listed represent management’s best estimate. Q3 2013 Earnings Results | Oct. 23, 2013 | page 7

THE WORK CONNECTION – BUSINESS OVERVIEW • $90 million of go-forward annual revenue • 37 branches operating in nine states • Strongest presence in the Midwest • Diversified client base Q3 2013 Earnings Results | Oct. 23, 2013 | page 9

STRATEGIC BENEFITS • Market share growth in core blue-collar staffing business • Expands the range and reach of TrueBlue’s light industrial staffing business line Spartan Staffing • Attractive purchase price at 4 X EBITDA* • Addition of new talent with strong industry experience • Excellent cultural fit * Based on 2014 estimate. See Operating Income to EBITDA Reconciliation slide for further explanation of the use and calculation of EBITDA at a consolidated level. Q3 2013 Earnings Results | Oct. 23, 2013 | page 10

INTEGRATION PLANS • The Work Connection to be merged into Spartan Staffing business line • Integration will be substantially complete by the end of 2013 • Minimal branch consolidations Q3 2013 Earnings Results | Oct. 23, 2013 | page 11

Q4 2013 EXPECTATIONS Total revenue of $430 million - $440 million or growth of about 26 percent* • Excluding revenue from The Work Connection acquisition, revenue growth would be about 20 percent Net income per diluted share of $0.30 - $0.35 * Based on comparison to same period a year ago. Q3 2013 Earnings Results | Oct. 23, 2013 | page 12

Q3 2013 OPERATING INCOME TO EBITDA AND ADJUSTED EBITDA RECONCILIATION * EBITDA is non-GAAP financial measure which excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA excludes non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to operating income in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. In millions Q3 2013 Income from operations 28.0 $ Depreciation & amortization 4.8 $ EBITDA* 32.8 $ Non-recurring acquisition costs 0.6 $ Adjusted EBITDA* 33.4 $ Q3 2012 22.9 $ 4.7 $ 27.6 $ 0 $ 27.6 $ Q3 2013 Earnings Results | Oct. 23, 2013 | page 14